Exhibit 99.1

December 17, 2025

CVB Financial Corp. and Heritage Commerce Corp Announce Agreement to Merge

Complementary strategic combination to expand Citizens Business Bank’s presence in the Bay Area and enhance industry-leading financial performance

ONTARIO, Calif. & SAN JOSE, Calif., December 17, 2025 -- CVB Financial Corp. (Nasdaq: CVBF; together with Citizens Business Bank, National Association, “Citizens”) and Heritage Commerce Corp (Nasdaq: HTBK; together with Heritage Bank of Commerce, “Heritage”), today jointly announced that they have entered into a definitive merger agreement. Under the terms of the agreement, Heritage will merge with and into Citizens in an all-stock transaction valued at approximately $811 million, or $13.00 per HTBK share, based on CVBF’s closing stock price on December 16, 2025. The combination results in a top-performing California business bank with approximately $22 billion in assets, more than 75 offices and branches, and a deeply rooted presence in the State’s key economic centers.

David A. Brager, President and Chief Executive Officer of Citizens, stated, “This will be the most strategic and the largest acquisition by assets in our history. It brings together two premier, relationship-focused business banks and provides Citizens with an important opportunity to expand into the Bay Area, a key strategic objective. This merger will provide us with comprehensive geographic coverage of all the major business banking markets in California, while ensuring the preservation of the local focus, stability, and deep trust inherent in our relationship banking model. We are very pleased to have Clay and key members of the Heritage team join the combined company. On behalf of all of us at Citizens Business Bank, I want to welcome Heritage’s talented employees and loyal customers. We look forward to working together to obtain a timely closing and smooth integration.”

Clay Jones, President and Chief Executive Officer of Heritage, added, “I could not be prouder of the Heritage team and what we have achieved together. This is an exciting opportunity to take the next step in our journey, alongside a like-minded partner in Citizens, and is a testament to the proven value and enduring potential of our relationship-focused approach. We have long admired Citizens as 24 one of the top-performing business banks, not just in our state, but around the country. This combination enables our shareholders to participate in the future upside of California’s premier commercial bank, expands the depth and breadth of our offerings, and creates growth opportunities for our employees. As part of Citizens’ larger and diversified platform, together we will continue to champion local businesses and deliver the highest standards of personalized customer care here in the Bay Area and in communities throughout California.”

Under the terms of the agreement, HTBK shareholders will receive 0.6500 shares of CVBF common stock for each HTBK share. Upon closing, CVBF shareholders will own approximately 77% and HTBK shareholders will own approximately 23% of the combined company.

This all-stock transaction is expected to be immediately accretive to Citizens’ earnings per share, with projected 2027 EPS accretion of 13.2%, a strong internal rate of return of approximately 20%, to be accretive to tangible book value per share, excluding the impact of interest rate marks, and to be 7.7% tangible book value per share dilutive, with an earn-back period of approximately 2.5 years, including the interest rate marks.

Upon completion of the merger, David Brager will retain his role as CEO of Citizens and Clay Jones, President and CEO of Heritage, will join Citizens as President of the combined organization. Two of Heritage’s current directors will join the Citizens’ Board of Directors, ensuring continuity and representation from both organizations.

The proposed merger has been unanimously approved by the respective Boards of Directors of both companies and is expected to close in the second quarter of 2026, subject to customary regulatory approvals, Heritage and Citizens shareholder approvals, and other closing conditions.

Advisors

J.P. Morgan served as financial advisor and Manatt, Phelps & Phillips, LLP served as legal counsel to Citizens. Piper Sandler & Co. served as financial advisor and Wachtell, Lipton, Rosen & Katz served as legal counsel to Heritage.

Conference Call and Investor Presentation

Management will hold a conference call at 2:30 p.m. PST/5:30 p.m. EST on Wednesday, December 17, 2025 to discuss the announced merger between CVB Financial Corp. and Heritage Commerce Corporation. To join the live audio call, please dial (833) 630-1956 and ask to be joined into CVB Financial Corp call.

The conference call will also be simultaneously webcast over the Internet; please visit our Citizens Business Bank website at www.cbbank.com and click on the “Investors” tab to access the call from the site. Please access the website 15 minutes prior to the call to download any necessary audio software. This webcast will be recorded and available for replay on the Company's website approximately two hours after the conclusion of the conference call and will be available on the website for approximately 30 days.

The presentation to be discussed on the conference call will be filed with the SEC and made available on the “Investors” tab on Citizens’ website at www.cbbank.com.

About CVB Financial Corp.

CVB Financial Corp. (“CVBF”) is the publicly traded holding company for Citizens Business Bank, National Association. CVBF is one of the 10 largest bank holding companies headquartered in California with over $15 billion in total assets. Citizens Business Bank is consistently recognized as one of the top performing banks in the nation and offers a wide array of banking, lending and investing services with more than 60 banking centers and 3 trust office locations serving California. Shares of CVB Financial Corp. common stock are listed on the NASDAQ under the ticker symbol “CVBF”. For investor information on CVB Financial Corp., visit the company’s website at www.cbbank.com and click on the “Investors” tab.

About Heritage Commerce Corp

Heritage Commerce Corp (“HTBK”) is the publicly traded holding company for Heritage Bank of Commerce, member FDIC. Heritage offers a full range of commercial and small business loans, cash management services and personal deposit products throughout the Bay Area of California. It is regularly rated Five Stars by Bauer Financial as one of the nation's strongest financial institutions and is ranked 25th on S&P Global Market Intelligence’s Top 50 list of best performing community banks. For all other information, visit www.heritagecommercecorp.com.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This communication may contain certain forward-looking statements, including, but not limited to, certain plans, expectations, goals, projections, and statements about the benefits of the proposed transaction (including statements about the future financial and operating results and impact on CVBF’s earnings and tangible book value per share), the plans, objectives, expectations and intentions of CVB Financial Corp. (“CVBF”) and Heritage Commerce Corp (“Heritage”), the expected timing of completion of the transaction, and other statements that are not historical facts. Such statements are subject to numerous assumptions, risks, estimates, uncertainties and other important factors that may change over time and could cause actual results to differ materially from any results, performance, or events expressed or implied by such forward-looking statements, including as a result of the factors referenced below. Statements that do not describe historical or current facts, including statements about beliefs and expectations, are forward-looking statements. Forward-looking statements may be identified by words such as expect, anticipate, project, continue, believe, intend, estimate, plan, trend, objective, target, goal, or similar expressions, or future or conditional verbs such as will, may, might, should, would, could, or similar variations. The forward-looking statements are intended to be subject to the safe harbor provided by Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934, and the Private Securities Litigation Reform Act of 1995.

Although there is no assurance that any list of risks and uncertainties or risk factors is complete, below are certain factors which could cause actual results to differ materially from those contained or implied in the forward-looking statements or historical performance: difficulties and delays in integrating Heritage’s business, key personnel and customers into CVBF’s business and operations, and achieving anticipated synergies, cost savings and other benefits from the transaction; higher than anticipated transaction costs; deposit attrition, operating costs, customer loss and other business disruption following the merger, including difficulties in maintaining relationships with employees; supply and demand for commercial or residential real estate and periodic deterioration in real estate prices and/or values in California or other states where CVBF and Heritage lend; a sharp or prolonged slowdown or decline in real estate construction, sales or leasing activities; CVBF’s or Heritage’s ability to retain and increase market share, to retain and grow customers and to control expenses; the costs or effects of mergers, acquisitions or dispositions CVBF may make, whether CVBF and Heritage are able to obtain any required governmental approvals in connection with any such mergers, acquisitions or dispositions, and/or CVBF’s ability to realize the contemplated financial or business benefits associated with any such mergers, acquisitions or dispositions; CVBF’s timely development and implementation of new banking products and services and the perceived overall value of these products and services by customers and potential customers; CVBF’s or Heritage’s relationships with and reliance upon outside vendors with respect to certain of CVBF’s or Heritage’s key internal and external systems, applications and controls; the occurrence of any event, change or other circumstances that could give rise to the right of one or both of the parties to terminate Agreement and Plan of Reorganization and Merger to which CVBF and Heritage are parties; changes in commercial or consumer spending, borrowing and savings patterns, preferences or behaviors; technological changes and the expanding use of technology in banking and financial services (including the adoption of mobile banking, funds transfer applications, electronic marketplaces for loans, blockchain technology, fintech, artificial intelligence, and other financial products, systems or services); changes in the financial performance and/or condition of CVBF’s or Heritage’s borrowers or depositors; fluctuations in CVBF’s or Heritage’s share price before closing, and the resulting impact on CVBF’s ability to raise capital or to make acquisitions, including as a result of the financial performance of the other party prior to closing, or more generally due to broader stock market movements, and the performance of financial companies and peer group companies; CVBF’s ability to recruit and retain key executives, board members and other employees; the failure of CVBF or Heritage to obtain regulatory or shareholder approvals, as applicable, or to satisfy any of the other conditions to the closing of the proposed merger on a timely basis or at all, and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company after the closing of the proposed transaction or adversely affect the expected benefits of the proposed transaction; the dilution caused by the issuance of shares of CVBF’s common stock in the transaction; possible impairment charges to goodwill, including any impairment that may result from increased volatility in CVBF’s or Heritage’s stock price; possible credit-related impairments or declines in the fair value of loans and securities held by CVBF or Heritage; volatility in the credit and equity markets and its effect on the general economy, and local, regional, national and international economic and market conditions, political events and public health developments and the impact they may have on CVBF or Heritage, their customers and their capital, deposits, assets and liabilities; CVBF’s or Heritage’s ability to attract deposits and other sources of funding or liquidity; changes in general economic, political, or industry conditions, and in conditions impacting the banking industry specifically; catastrophic events or natural disasters, including earthquakes, drought, climate change or extreme weather events that may affect CVBF’s or Heritage’s assets, communications or computer services, customers, employees or third-party vendors; public health crises and pandemics, and their effects on the economic and business environments in which CVBF and Heritage operate; changes in the competitive environment among banks and other financial services and technology providers, and competition and innovation with respect to financial products and services by banks, financial institutions and non-traditional providers including retail businesses and technology companies; the strength of the United States economy and the strength of the local economies in which we conduct business; the effects of, and changes in, immigration, trade, tariff, monetary, and fiscal policies and laws, including interest rate policies of the Board of Governors of the Federal Reserve System; inflation/deflation, interest rate, market and monetary fluctuations; changes in interest rates that could significantly reduce net interest income and negatively affect asset yields and valuations and funding sources, including impacts on prepayment speeds; the impact of changes in financial services policies, laws, regulations, and ongoing or unanticipated regulatory or legal proceedings or outcomes, including those concerning banking, taxes, securities, and insurance, and the application thereof by regulatory agencies; the effectiveness of CVBF’s or Heritage’s risk management framework, quantitative models and ability to manage the risks involved in regulatory, legal or policy changes; the risks associated with CVBF’s or Heritage’s loan portfolios, including the risks of any geographic and industry concentrations; the impact of systemic or non-systemic failures, crisis or adverse developments at other banks on general investor sentiment regarding the stability and liquidity of banks; cybersecurity threats and fraud and the costs of defending against them, including the costs of compliance with legislation or regulations to combat fraud and cybersecurity threats; the costs and effects of legal, compliance and regulatory actions, changes and developments, including the initiation and resolution of any legal proceedings relating to the proposed merger (including any securities, shareholder class actions, lender liability, bank operations, check or wire fraud, financial product or service, data privacy, health and safety, consumer or employee class action litigation); regulatory or other governmental inquiries or investigations, and/or the results of regulatory examinations or reviews; CVBF’s or Heritage’s ongoing relations with various federal and state regulators, including, but not limited to, the SEC, Federal Reserve Board, FDIC, Office of the Comptroller of the Currency, and California DFPI; and other factors that may affect the future results of CVBF and Heritage.

Additional factors that could cause results to differ materially from those described above can be found in CVBF’s Annual Report on Form 10-K for the year ended December 31, 2024 (available here) and subsequently filed Quarterly Reports on Form 10-Q, which are on file with the SEC and available on CVBF’s website at http://www.cbbank.com under the “Investors” tab, and in other documents CVBF files with the SEC, and in Heritage’s Annual Report on Form 10-K for the year ended December 31, 2024 (available here) and subsequently filed Quarterly Reports on Form 10-Q, which are on file with the SEC and available on Heritage’s website, https://www.heritagecommercecorp.com, under the “Investor Relations” tab and in other documents Heritage files with the SEC, and in each case, in particular, the discussion of “Risk Factors” set forth in such filings.

All forward-looking statements are expressly qualified in their entirety by the cautionary statements set forth above. Forward-looking statements speak only as of the date they are made and are based on information available at that time. Neither CVBF nor Heritage assumes any obligation to update forward-looking statements to reflect actual results, new information or future events, changes in assumptions or changes in circumstances or other factors affecting forward-looking statements that occur after the date the forward- looking statements were made or to reflect the occurrence of unanticipated events except as required by federal securities laws. If CVBF or Heritage updates one or more forward-looking statements, no inference should be drawn that CVBF or Heritage will make additional updates with respect to those or other forward-looking statements. As forward-looking statements involve significant risks and uncertainties, caution should be exercised against placing undue reliance on such statements.

ADDITIONAL INFORMATION ABOUT THE PROPOSED MERGER AND WHERE TO FIND IT

In connection with the proposed merger, CVBF will file with the SEC a Registration Statement on Form S-4 that will include a Joint Proxy Statement of CVBF and Heritage and a Prospectus of CVBF (the “Joint Proxy Statement/Prospectus”), as well as other relevant documents concerning the Mergers. Certain matters in respect of the proposed merger involving CVBF and Heritage will be submitted to CVBF’s shareholders or Heritage’s shareholders, as applicable, for their consideration. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities, in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. Before making any voting or investment decision, security holders of CVBF and security holders of Heritage are urged to carefully read the entire registration statement and the Joint Proxy Statement/Prospectus, when they become available, as well as any amendments or supplements to these documents, because they will contain important information about the proposed merger. The documents filed by CVBF and Heritage with the SEC may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, the documents filed by CVBF may be obtained free of charge at CVBF’s website at http://www.cbbank.com under the “Investors” tab or at Heritage’s website at http://www.heritagecommercecorp.com under the “Investor Relations” tab. Alternatively, these documents, when available, can be obtained free of charge by directing a written request to CVBF, Attention: Investor Relations, 701 North Haven Avenue, Ontario, CA 91764, or by calling (909) 980-4030, or to Heritage Commerce Corp, Attention: Investor Relations, 224 Airport Parkway, San Jose, CA 95110, or by calling (408) 947-6900.

PARTICIPANTS IN THE SOLICITATION

CVBF, Heritage, and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from CVBF’s shareholders or Heritage’s shareholders in connection with the proposed merger transaction under the rules of the SEC.

Information regarding CVBF’s directors and executive officers is available in the sections entitled “Directors, Executive Officers and Corporate Governance” and “Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters” in CVBF’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, which was filed with the SEC on February 28, 2025 (available here); in the sections entitled “Board Oversight and Structure,” “Our Executive Officers,” “The Nominees” “Certain Relationships and Related Person Transactions,” “Director Compensation,” “Compensation Arrangements with our President and Chief Executive Officer,” “Compensation Arrangements with our Other Named Executive Officers,” “Summary of Compensation Table” and “How Much Stock Do CVB Financial Corp.’s Directors and Executive Officers Own” in CVBF’s definitive proxy statement relating to its 2025 Annual Meeting of Shareholders, which was filed with the SEC on April 8, 2025 (available here); the Form 8-K filed with the SEC on October 23, 2025 regarding the election of a new director (available here); and other documents filed by CVBF with the SEC. Information regarding Heritage’s directors and executive officers is available in the sections entitled “Directors, Executive Officers and Corporate Governance” and “Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters” in Heritage’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, which was filed with the SEC on March 10, 2025 (available here); in the sections entitled “The Board and Corporate Governance,” “Director Compensation,” “Our Executive Officers,” “Executive Compensation,” “Beneficial Ownership of Common Stock,” and “Transactions with Management” in Heritage’s definitive proxy statement relating to its 2025 Annual Meeting of Shareholders, which was filed with the SEC on April 7, 2025 (available here); and other documents filed by Heritage with the SEC.

To the extent holdings of CVBF’s common stock by the CVBF directors and executive officers, or holdings of Heritage’s common stock by the Heritage directors and executive officers, have changed from the amounts held by such persons as reflected in the documents described above, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC (available at https://www.sec.gov/edgar/browse/?CIK=354647&owner=exclude, in the case of CVBF, and available at https://www.sec.gov/edgar/browse/?CIK=1053352&owner=exclude, in the case of Heritage). Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Joint Proxy Statement/Prospectus relating to the proposed merger. Free copies of this document and the above-mentioned Joint Proxy Statement/Prospectus, when it becomes available, may be obtained as described in the preceding section titled “Additional Information About the Proposed Merger and Where to Find It.”

Contacts

Citizens

Investors:

David Brager

dabrager@cbbank.com

Media:

David Brager

dabrager@cbbank.com

Heritage

Investors:

InvesorRelations@herbank.com

Media:

Jim Golden / David Feldman

Collected Strategies

Heritage-CS@collectedstrategies.com

4